                                 SCHEDULE 14A

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         ENVIRO-CLEAN OF AMERICA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                         Enviro-Clean of America, Inc.

                              1023 Morales Street
                           San Antonio , Texas 78207



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



                            To Be Held ______, 2001


                                                                   July 26, 2001

To Our Stockholders:

  You are cordially invited to attend the Special Meeting of Stockholders of Enviro-Clean of America, Inc. The meeting will be held on _______, _________, 2001, at 10:30 a.m. at 300 Convent, 15th Floor, San Antonio, Texas 78205. Only shareholders of record at the close of business on August 14th, 2001 are entitled to notice of and to vote at the meeting.

  At the meeting, stockholders are being asked:

  . To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to Titanium Holdings Group, Inc.
  . To transact any other business which may properly come before the meeting or any adjournment thereof.

  It is very important that your shares are represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating.

  The continuing interest of our stockholders in the business of Enviro-Clean of America, Inc. is appreciated and we hope that many of you will be able to attend the Special Meeting.

  By order of the Board of Directors

  /s/  Randall K. Davis
  ----------------------------------------
  Randall K. Davis
  Chief Executive Officer

                        SPECIAL MEETING OF SHAREHOLDERS

                 NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING..................1
 Why Am I Receiving These Materials?....................................................1
 What Information Is Contained In These Materials?......................................1
 What Proposals Will Be Voted On At The Annual Meeting?.................................1
 Which Shares That I Own Can Be Voted At The Annual Meeting?............................1
 What Is The Difference Between Holding Shares As A Shareholder Of Record And As
 A Beneficial Owner?....................................................................1
 If My Shares Are Held In "Street Name" By My Broker, Will My Broker Vote My
 Shares For Me?.........................................................................2
 How Can I Vote My Shares In Person At The Annual Meeting?..............................2
 How Can I Vote My Shares Without Attending The Annual Meeting?.........................2
 Can I Revoke My Proxy?.................................................................2
 What If I Return My Proxy Card Without Specifying My Voting Choices?...................2
 What Does It Mean If I Receive More Than One Proxy Or Voting Instruction Card?.........2
 What Constitutes A Quorum?.............................................................3
 What Are Enviro-Clean's Voting Recommendations?........................................3
 Where Can I Find The Voting Results Of The Annual Meeting..............................3
GENERAL INFORMATION.....................................................................4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................4
PROPOSAL 1 CHANGE IN CORPORATE NAME.....................................................7
GENERAL.................................................................................7

                QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                            AND THE SPECIAL MEETING


Q:   WHY AM I RECEIVING THESE MATERIALS?

A: Enviro-Clean's Board of Directors (the "Board") is providing these proxy materials for you in connection with Enviro-Clean's Special Meeting of shareholders, which will take place on ______, 2001. The Board is soliciting proxies to be used at the Special Meeting. You are also invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

Q:   WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information. A Proxy Card and return envelope are also enclosed.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE SPECIAL MEETING?

A: There is only one proposal scheduled to be voted on at the Special Meeting: the proposal to amend the Company's Articles of Incorporation to change the name of the Company from Enviro-Clean of America, Inc. to Titanium Holdings Group, Inc.

Q:   WHICH SHARES THAT I OWN CAN BE VOTED AT THE SPECIAL MEETING?

A: All shares owned by you as of the close of business on August 14, 2001 (the "Record Date") may be voted by you. These shares include shares that are:
     (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the Special Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Some shareholders of Enviro-Clean hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     SHAREHOLDER OF RECORD: If your shares are registered directly in your name with Enviro-Clean's transfer agent, Interwest Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Enviro-Clean. As the shareholder of record, you have the right to grant your voting proxy directly to Enviro-Clean or to vote in person at the Special Meeting. Enviro-Clean has enclosed a proxy card for you to use.

     BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Special Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you instruct your broker how to vote. Your broker will send you directions on how you can instruct your broker to vote. Your broker cannot vote your shares without instructions from you.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE SPECIAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Special Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Special Meeting, Enviro-Clean recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE SPECIAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in "street name", when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q:   CAN I REVOKE MY PROXY?

A: You may revoke your proxy at any time before it is voted by giving written notice to the secretary of Enviro-Clean prior to the convening of the meeting.

Q:   WHAT IF I RETURN MY PROXY CARD WITHOUT SPECIFYING MY VOTING CHOICES?

A: If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   WHAT CONSTITUTES A QUORUM?

A: The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Enviro-Clean's Common Stock is necessary to constitute a quorum at the meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or vote "against" a particular matter.

Q:   WHAT ARE ENVIRO-CLEAN'S VOTING RECOMMENDATIONS?

A: The Board recommends that you vote your shares "FOR" the amendment to the Articles of Incorporation, which would change the name of the Company to Titanium Holdings Group, Inc.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

A: Enviro-Clean will announce preliminary voting results at the Special Meeting and publish final results in Enviro-Clean's quarterly report on Form 10-QSB for the third quarter of 2001, which will be filed with the SEC by November 14, 2001.

                         ENVIRO-CLEAN OF AMERICA, INC.

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD _________, 2001

                              GENERAL INFORMATION



     This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of Enviro-Clean of America, Inc. (the "Board") of proxies for use at the Special Meeting of Shareholders (the "Meeting") to be held on _______, 2001, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders. Proxies are solicited to give all shareholders of record at the close of business on August 14, 2001, an opportunity to vote on matters that come before the Meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

     When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board. You may revoke your proxy at any time before it is exercised by so notifying the Secretary of Enviro-Clean in writing or in person. Any properly executed proxy that is not timely revoked in accordance with the instructions below, will be voted at the Meeting. This Proxy Statement and the accompanying proxy card are being sent to the shareholders of Enviro-Clean on or about ________, 2001.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Enviro-Clean's Common Stock is necessary to constitute a quorum at the Meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the Item set forth in the accompanying Notice of Special Meeting of Shareholders is set forth in the discussion of that Item in this Proxy Statement. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. Proxies in the form enclosed will be voted at the Meeting, if properly signed, returned to Enviro-Clean prior to the Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of Enviro-Clean prior to the convening of the Meeting, or by presenting another proxy card with a later date. If you attend the Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Your vote is important. Accordingly, you are urged to complete, date, sign, and return the accompanying proxy card whether or not you plan to attend the Meeting.

On August 14, 2001, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 5,580,710 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth information concerning the beneficial ownership of the outstanding Enviro-Clean Common Stock as of July 26,

2001, for (1) each director serving on the Board as of July 26, 2001; (2) each of the Named Executive Officers, as defined in Regulation S-B, Item 402, who is not listed as a director; (3) the directors and executive officers as a group; and (4) each person known to Enviro-Clean to own beneficially more than 5% of the outstanding Enviro-Clean Common Stock. Except as otherwise noted, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

 NAME AND ADDRESS OF               AMOUNT AND NATURE          % OF CLASS
   BENEFICIAL OWNER               OF BENEFICIAL OWNER
---------------------            ---------------------       ------------
5% Holders only:
Richard Kandel/1/                    1,350,400/2/                23.98%
c/o Kandel & Son, Inc.
211 Park Avenue
Hicksville, NY   11801

Directors and Officers:
Steven Etra                            971,512/3/                16.06%
c/o Manufacturers Corrugated
Box Co., Inc.
5830 57th Street
Maspeth, NY   11378

Kenneth Etra                           467,241/4/                 8.26%
#10 Brook Lane
Brookville, NY   11545

Randall K. Davis                       218,500/5/                 3.81%
c/o Enviro-Clean of America, Inc.
1023 Morales Street
San Antonio, TX   78207

------------------------------
/1/ Mr. Kandel served as Enviro-Clean's Chairman of the Board and Chief Executive Officer until his effective resignation of such positions on July 6, 2001.
/2/ Includes 24,000 shares of Common Stock issuable upon exercise of warrants held by Kara Kandel, daughter of Richard Kandel and 26,400 shares of Common Stock issuable upon exercise of warrants held by Ross Kandel, son of Richard Kandel.
/3/ Includes 114,254 shares of Common Stock held directly by Mr. Etra; 70,000 shares of Common Stock issuable pursuant to conversion rights of Series E Stock; 275,000 shares of Common Stock issuable upon exercise of options granted to Mr. Etra; 55,200 shares of Common Stock and 11,200 shares of Common Stock issuable upon exercise of warrants held by Lances Property Development Pension Plan, a company 50% owned by Mr. Etra; 82,833 shares of Common Stock and 15,400 shares of Common Stock issuable upon exercise of warrants held by Blair Etra, wife of Mr. Etra; 65,250 shares of Common Stock and 24,700 shares of Common Stock issuable upon exercise of warrants held by Irving Etra Family Trust, in which Mr. Etra is a beneficiary; 167,300 shares of Common Stock, 12,250 shares of Common Stock issuable upon exercise of warrants and 25,000 shares of Common Stock issuable upon exercise of options held by SRK Associates, LLP, a partnership whose investment decisions are made by Mr. Etra; 18,750 shares of Common Stock held by, and 9,375 shares of Common Stock issuable upon exercise of warrants held by Gemini Capital Corporation, a company in which Mr. Etra is a minority shareholder and director. Mr. Etra disclaims beneficial ownership of the Gemini Capital Corporation, SRK Associates, LLP, Irving Etra Family Trust, Lances Property Development Pension Plan, and Blair Etra securities, except to the extent of his pecuniary interest therein.
/4/ Includes 70,250 shares of Common Stock and 5,625 shares of Common Stock issuable upon exercise of warrants held directly by Mr. Etra; 79,816 shares of Common Stock and 14,250 shares of Common Stock issuable upon exercise of warrants held by Mollick, Etra, Etra Profit Sharing Plan, of which Mr. Etra is a beneficiary; 167,300 shares of Common Stock, 25,000 shares of Common Stock issuable upon exercise of options and 12,250 shares of Common Stock issuable upon exercise of warrants, held by SRK Associates, LLP, a partnership in which Mr. Etra is a partner, and 75,250 shares of Common Stock and 17,500 shares of Common Stock issuable upon the exercise of warrants, held by Bernard Etra Family Trust, in which Mr. Etra is a beneficiary. Mr. Etra disclaims beneficial ownership of the Mollick, Etra, Etra Profit Sharing Plan, SRK Associates, Inc., and Bernard Etra Family Trust, except to the extent of his pecuniary interest.
/5/ Includes 68,500 shares of Common Stock held by Colnic Investment Partnership, which is controlled by Randall K. Davis and 150,000 shares of Common Stock issuable upon exercise of options granted to Mr. Davis.

 NAME AND ADDRESS OF               AMOUNT AND NATURE          % OF CLASS
   BENEFICIAL OWNER               OF BENEFICIAL OWNER
---------------------            ---------------------       ------------
Directors and Officers: (cont'd)
Gary C. Granoff                        181,083/6/                 3.17%
c/o Ameritrans Capital Corp.
747 Third Avenue, Suite 4C
New York, NY   10017

Melvin Schreiber                        41,808/7/                  .75%
Suite IW5
Lake Success, NY   10042

Aladar Deutsch                           7,000                     .13%
1800 Country Club Drive, #2
Laredo, TX   78045

All officers and directors           1,887,144                    29.5%
as a group

--------------------

/6/ Includes 10,250 shares of Common Stock held directly by Mr. Granoff; 5,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Granoff and 82,500 shares of Common Stock issuable upon exercise of options granted to Mr. Granoff; 14,750 shares of Common Stock and 9,125 shares of Common Stock to be issued upon exercise of warrants held by Leslie Granoff, wife of Gary C. Granoff; 8,333 shares of Common Stock and 6,000 shares of Common Stock issuable upon exercise of warrants held by Dapary Management Corp., a company controlled by Mr. Granoff; 18,750 shares of Common Stock and 9,375 shares of Common Stock issuable upon exercise of warrants held by Gemini Capital, a company in which Mr. Granoff is a minority shareholder and director; and 5,000 shares of Common Stock and 12,000 shares of Common Stock issuable upon exercise of warrants held by JR Realty Corporation, a company in which Mr. Granoff is an officer and Mr. Granoff's wife is a shareholder. Mr. Granoff disclaims beneficial ownership of the JR Realty Corporation securities and this disclosure shall not be deemed an admission that Mr. Granoff is the beneficial owner of such securities. Mr. Granoff disclaims beneficial ownership of the Gemini Capital Corporation, Dapary Management Corp., and Leslie Granoff securities, except to the extent of his pecuniary interest therein.
/7/ Includes 30,408 shares of Common Stock and 3,900 shares of Common Stock issuable upon exercise of warrants held by Anlyn Assoc. Inc. Retirement Fund and 7,500 shares of Common Stock issuable upon exercise of options granted to Mr. Schreiber.

                      PROPOSAL 1: CHANGE IN CORPORATE NAME

     On December 20, 2000, the Board unanimously agreed to discontinue the acquisition and consolidation of janitorial supply companies as a result of changes in the marketplace. Given that Enviro-Clean is no longer pursuing this strategy and has minimized its affiliation with the janitorial distribution industry by disposing of all but one of their operating janitorial supply distribution subsidiaries, the Board has determined that it is the best interests of Enviro-Clean and its shareholders to change its corporate name. The Board has approved a change in the corporate name to Titanium Holdings Group, Inc., which the Board believes will more accurately reflect a diversified and flexible business strategy. The name change will be effected through an amendment to the Company's Articles of Incorporation. If the amendment is approved, Article I of the Articles of Incorporation will be amended to read as follows:

     "ARTICLE 1 - NAME: The exact name of the Corporation is: Titanium Holdings Group, Inc."

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of shares of Common Stock outstanding as of the record date is necessary to change the name of the Company and amend the Articles of Incorporation. Abstentions and "broker non-votes" on Proposal 1 will have the same effect as negative votes since the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CORPORATE NAME CHANGE.

                                    GENERAL

     Neither management nor the Board knows of any matter to be acted upon at the meeting other than the matters described above. If any other matter properly comes before the Meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

     The cost of soliciting proxies will be borne by Enviro-Clean. Following the original mailing of the proxy soliciting material, regular employees of Enviro-Clean may solicit proxies by mail, telephone, telegraph and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties, and Enviro-Clean expects to reimburse such parties for their charges and expenses connected therewith.


     /s/  Randall K. Davis
     ---------------------------------------
     Randall K. Davis
     Chief Executive Officer

                         ENVIRO-CLEAN OF AMERICA, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR A SPECIAL MEETING OF STOCKHOLDERS ON _________, 2001

        The undersigned hereby appoints Randall K. Davis and Charles Davis, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Special Meeting and at any adjournment thereof, all shares of Common Stock of Enviro-Clean of America, Inc. held of record by the undersigned on the record date, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this proxy ballot. If no directions are given and the signed proxy ballot is returned, the proxies will vote FOR Proposal 1, and, at their discretion, on any other matter that may properly come before the meeting or any adjournment thereof.

MARK THE BOX AT THE RIGHT IF YOU PLAN TO ATTEND THE MEETING. [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEM, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

1. To Amend the Company's Articles of Incorporation to change its name from ENVIRO-CLEAN OF AMERICA, INC. TO TITANIUM HOLDINGS GROUP, INC.

        FOR: [_]   AGAINST [_]    ABSTAIN [_]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

The undersigned acknowledges receipt of the formal notice of such meeting and the accompanying Proxy Statement.

Please sign exactly as name appears on the certificate. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When signing as attorney, executor, administrator, trustee, guardian, officer or partner, please give full title as such.

                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                BALLOT PROMPTLY USING THE ENCLOSED ENVELOPE.


                                -----------------------------------------------

                                -----------------------------------------------
                                SIGNATURE(S)
                                DATE:
                                     ------------------------------------------